                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

         [ ]     Preliminary Proxy Statement
         [ ]     Confidential, for Use of the Commission Only (as permitted by
                 Rule 14a-6(e)(2))
         [X]     Definitive Proxy Statement
         [ ]     Definitive Additional Materials
         [ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               GALAXY FUND II
                    -------------------------------------
              (Name of Registrant as Specified in Its Charter)

                                     N/A
   ----------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

         [X]     No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

                 --------------------------------------------------------------

         (2)     Aggregate number of securities to which transaction applies:

                 --------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                 --------------------------------------------------------------

         (4)     Proposed maximum aggregate value of transaction:

                 --------------------------------------------------------------

         (5)     Total fee paid:

                 --------------------------------------------------------------

         [ ]     Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)     Amount Previously Paid:

                 --------------------------------------------------------------

         (2)     Form, Schedule or Registration Statement No.:

                 --------------------------------------------------------------

         (3)     Filing Party:

                 --------------------------------------------------------------

         (4)     Date filed:

                 --------------------------------------------------------------

                                 GALAXY FUND II

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            SMALL COMPANY INDEX FUND
                               UTILITY INDEX FUND

                                                                  March 24, 1997

To the Shareholders of
Small Company Index Fund
Utility Index Fund
  of Galaxy Fund II


     A Special Meeting of Shareholders of the Small Company Index Fund and the Utility Index Fund of Galaxy Fund II will be held on May 9, 1997, at 11:00 a.m. Eastern Time, at the offices of First Data Distributors, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581-5108, for the following purposes:


                           PROPOSAL                                     FUND
    ------------------------------------------------------  -----------------------------
    The approval or disapproval of a change in the          Small Company Index Fund
      investment objective
    The approval or disapproval of a change in the          Utility Index Fund
      investment objective
    The transaction of such other business as may properly  Small Company Index Fund and
      come before the meeting or any adjournment thereof.   Utility Index Fund


     The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meeting of Shareholders in person. Shareholders of record at the close of business on February 28, 1997 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign and promptly return the enclosed proxy in order that the meeting can be held and a maximum number of shares may be voted.


                                          W. BRUCE MCCONNEL, III
                                          Secretary

                      WE NEED YOUR PROXY VOTE IMMEDIATELY


     A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE SPECIAL MEETING OF SHAREHOLDERS OF THE SMALL COMPANY INDEX FUND AND THE UTILITY INDEX FUND SCHEDULED FOR MAY 9, 1997 WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, THE TRUST WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL IN ALLOWING THE TRUST TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY.

                                 GALAXY FUND II
                              4400 COMPUTER DRIVE
                     WESTBOROUGH, MASSACHUSETTS 01581-5108

                            ------------------------

                                PROXY STATEMENT
                            ------------------------


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Galaxy Fund II (the "Trust") for use at a Special Meeting of Shareholders of the Trust's Small Company Index Fund ("Small Company Fund") and Utility Index Fund ("Utility Fund") (each, a "Fund" and together, the "Funds") to be held at the offices of the Trust's transfer agent, First Data Investor Services Group, Inc. ("FDISG"), 4400 Computer Drive, Westborough, Massachusetts 01581-5108 on May 9, 1997, at 11:00 a.m. Eastern Time (such meeting and any adjournments thereof, the "Meeting").



     It is expected that the solicitation of proxies will be primarily by mail. In connection with the solicitation, the Trust's service contractors have retained PROXY ADVANTAGE, a service provided by a wholly-owned subsidiary of FDISG, to assist in the solicitation of proxies by mail and to tabulate votes returned at an estimated cost of $46,800 plus out-of-pocket expenses. The Trust's officers and service contractors may also solicit proxies by telephone, facsimile or personal interview. Fleet Investment Advisors, Inc. ("Fleet") has agreed to bear all proxy solicitation costs.



     Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed Proxy are expected to be distributed to shareholders on or about March 26, 1997.


     A proxy is enclosed with respect to the shares you own in the Funds. If the proxy is executed properly and returned, the shares represented by it will be voted at the Meeting in accordance with the instructions thereon. Each full share is entitled to one vote and each fractional share to a proportionate fractional vote. If you do not expect to be present at the Meeting and wish your shares to be voted, please complete the enclosed proxy and mail it in the enclosed reply envelope.


     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE CHANGES IN THE INVESTMENT OBJECTIVES OF THE FUNDS AS DESCRIBED IN THIS PROXY STATEMENT.

                                  INTRODUCTION

     The Small Company Fund and the Utility Fund are "index funds," which means that each attempts to match (before expenses) the investment performance of the market segment represented by a designated index of securities. The Funds are not managed in the traditional sense. Instead, they use computer models to select securities included in their respective indices and attempt to remain fully invested in those securities on the basis of their weightings in the indices.


     At a meeting of the Board of Trustees of the Trust (the "Board") held on December 5, 1996, Fleet, the Funds' investment adviser, recommended that shareholders be asked to approve a change in the investment objective of each Fund. At present, the investment objective of the Small Company Fund designates the Russell Special Small Company(TM) Index and the investment objective of the Utility Fund designates the Russell 1000(R) Utility Index. Subject to shareholder approval, Fleet requested that the Standard & Poor's ("S&P") 600 Small Company Index be designated as the index for the Small Company Fund and the S&P Utility Index be designated as the index for the Utility Fund.


A.  THE SMALL COMPANY FUND

     The current investment objective of the Small Company Fund states that:

          The Fund seeks to provide investment results that, before the deduction of operating expenses, match the price and yield performance of U.S. publicly traded common stocks with smaller stock market capitalizations, as represented by the Russell Special Small Company(TM) Index.

     The proposed modification to the Small Company Fund's investment objective would replace the Russell Special Small Company(TM) Index with the S&P 600 Small Company Index. The proposed modification to the Fund's investment objective is set forth below. Language that is changed is underlined.

          The Fund seeks to provide investment results that, before the deduction of operating expenses, match the price and yield performance of U.S. publicly traded stocks with smaller stock market capitalizations, as represented by the S&P 600 Small Company Index.
                        ---------------------------


     The Small Company Fund's current designated index, the Russell Special Small Company(TM) Index, includes, with certain exceptions, the 2500 U.S. companies with the largest market capitalizations after the elimination of any company that is included in the S&P 500 Composite Stock Index ("S&P 500"). The S&P 600 Small Company Index is an index that measures the performance of about 600 U.S. common stocks with small market capitalizations. The weighting of stocks in both indices is based on each stock's relative total market capitalization. Exhibit A to this proxy statement sets forth the holdings of the S&P 600 Small Company Index as of January, 1997. The table below sets forth the total returns of the Fund, the S&P 600 Small Company Index, and the Russell Special Small Company(TM) Index for the last five years and from inception of the Fund through December 31, 1996.


                                 TOTAL RETURNS


                                   FROM INCEPTION     FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                      THROUGH        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                        1996            1996           1995           1994           1993           1992
                                   --------------   ------------   ------------   ------------   ------------   ------------
S&P 600 Small Company Index......      255.43%          21.32%         29.96%         -4.77%         18.79%         21.04%
Russell Special Small Company(TM)
  Index..........................      229.32%          18.24%         33.01%         -2.68%         13.24%         14.14%
Small Company Fund...............      218.25%          19.68%         33.14%         -3.67%         11.33%         12.22%

     The Board recommends that the shareholders approve the proposed change in the Small Company Fund's investment objective. Subject to shareholder approval, the Small Company Fund would thereafter attempt to be fully invested in securities that are included in this index at the time of purchase. Fleet recommended this index because it includes securities that more closely resemble the market segments that are commonly held by other investment companies that are included in the Lipper Small Company Universe. The Fund is normally included in this category for investment performance comparisons and marketing purposes. Fleet recommended, and the Board concurred, that seeking to match the S&P 600 Small Company Index will more closely fulfill the expectations of the Small Company Fund's current and prospective shareholders.


B.  THE UTILITY FUND

     The current investment objective of the Utility Fund states that:

          The Fund seeks to provide investment results that, before the deduction of operating expenses, match the price and yield performance of U.S. publicly traded common stocks of companies engaged in the Utility industry, as represented by the Russell 1000(R) Utility Index.

     The proposed modification to the Utility Fund's investment objective would replace the Russell 1000(R) Utility Index with the S&P Utility Index. The proposed modification to the Fund's investment objective is set forth below. Language that is changed is underlined.

          The Fund seeks to provide investment results that, before the deduction of operating expenses, match the price and yield performance of U.S. publicly traded stocks of companies engaged in the Utility industry, as represented by the S&P Utility Index.
                           -----------------

     The Russell 1000(R) Utility Index is derived from the 1000 companies with the largest market capitalizations, from which group about 120 companies are selected that engage in the generation, transmission or distribution of electricity, telecommunications, gas or water. The S&P Utilities Index is an index of U.S. common stocks designed to measure the performance of the utility sector of the S&P 500. The S&P Utility Index is comprised of approximately 40 stocks. The weighting of stocks in both indices is based on each stock's relative market capitalization. Exhibit B to this proxy statement sets forth the holdings of the S&P Utility Index as of January, 1997. The table below sets forth the annual total returns for the last five years of the Fund, the S&P Utility Index, and the Russell 1000(R) Utility Index.

                                 TOTAL RETURNS

                                       FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         1996           1995           1994           1993           1992
                                     ------------   ------------   ------------   ------------   ------------
S&P Utility Index..................       3.12%         42.03%         -7.95%         14.38%          8.09%
Russell 1000(R) Utility Index......       2.95%         37.96%         -8.26%           N/A            N/A
Utility Fund.......................       3.47%         37.08%         -8.65%           N/A            N/A

     The Board recommends that the shareholders approve the proposed change in the Utility Fund's investment objective. Subject to shareholder approval, the Utility Fund would thereafter attempt to be fully invested in securities that are included in this index at the time of purchase. Fleet recommended this index because it includes securities that more closely resemble the market segments that are commonly held by other investment companies that are included in the Lipper Utility Universe. The Fund is normally included in this category for investment performance comparisons and marketing purposes. Fleet recommended, and the Board concurred, that the S&P Utility Index will more closely fulfill the expectations of the Utility Fund's current and prospective shareholders.

     EVALUATION BY THE BOARD OF TRUSTEES OF THE TRUST. For the reasons set forth above, at the Board meeting held on December 5, 1996, the proposed modifications to the Funds' investment objectives were unanimously approved by the Board, subject to shareholder approval at the Meeting.

     VOTING PROCEDURES. Approval of the change in the investment objective for each Fund requires the affirmative vote of the holders of a "majority of the outstanding shares" of that Fund (as defined by the 1940 Act), which means the lesser of (a) the holders of 67% or more of the shares of that Fund present at the Meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of that Fund.

                 THE TRUST'S BOARD OF TRUSTEES RECOMMENDS THAT
              SHAREHOLDERS VOTE "FOR" THE CHANGE IN THE INVESTMENT
           OBJECTIVES OF THE SMALL COMPANY FUND AND THE UTILITY FUND

                               VOTING INFORMATION


     RECORD DATE. Only shareholders of record at the close of business on February 28, 1997 will be entitled to vote at the Meeting. On that date, there were 13,835,507.838 shares of the Small Company Fund and 3,996,477.844 shares of the Utility Fund outstanding and entitled to be voted at the Meeting. All shares of each Fund will vote in the aggregate at the Meeting.



     QUORUM. A quorum is constituted with respect to a Fund by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of that Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions, but not broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Meeting but which have not been voted. Abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of the change of the index stated in the investment objective for each Fund.



     In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST the proposal against any adjournment.

     OTHER SHAREHOLDER INFORMATION. At the record date for the Meeting, Fleet and its affiliates held of record none of the outstanding shares of the Small Company Fund or Utility Fund in a fiduciary or other representative capacity for the benefit of their customers.



     ADMINISTRATOR, ADVISER AND DISTRIBUTOR. Fleet National Bank, an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., serves as the Funds' administrator. The principal offices of the Administrator are located at 50 Kennedy Plaza, Providence, Rhode Island 02903-2305. The Administrator has entered into a sub-administration agreement with FDISG, a wholly-owned subsidiary of First Data Corporation. FDISG is located at 4400 Computer Drive, Westborough, Massachusetts 01581. First Data Distributors, Inc. (the "Distributor") serves as the exclusive distributor of the shares of each Fund. The Distributor is a wholly-owned subsidiary of FDISG. The principal offices of FDISG and the Distributor are located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108. The principal offices of the Funds' adviser are located at 75 State Street, Boston, Massachusetts 02109.


                                 OTHER MATTERS

     The Trust does not intend to hold Annual Meetings of Shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Trust at its principal office within a reasonable time before such meeting.

     No business other than the matters described above are expected to come before the Meeting, but should any other matter requiring a vote of shareholders properly arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Funds.


Dated: March 24, 1997


     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

     THE TRUST WILL FURNISH, WITHOUT CHARGE, COPIES OF THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS DATED MARCH 31, 1996 AND SEPTEMBER 30, 1996, RESPECTIVELY, TO ANY SHAREHOLDER UPON REQUEST. THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED FROM THE TRUST BY WRITING
TO THE TRUST AT 4400 COMPUTER DRIVE, WESTBOROUGH, MASSACHUSETTS 01581-5108 OR
BY CALLING 1-800-628-0414.

                                                                       EXHIBIT A


                    STOCK HOLDINGS:  S&P 600 SMALLCAP INDEX



   1.  AAR CORP
   2.  ABM INDUSTRIES
   3.  ACME METALS INC
   4.  ACXIOM CORP
   5.  ADAC LABS
   6.  ADV TISSUE SCI
   7.  ADVO INC
   8.  AGCO CORP
   9.  AIR & WATER TECH
  10.  AIR EXPRESS INTL
  11.  ALEX BROWN INC
  12.  ALLEN GROUP
  13.  ALLIANCE PHARM
  14.  ALLIANT TECHSYS
  15.  ALLIED GROUP INC
  16.  ALLWASTE INC
  17.  ALPHARMA INC-A
  18.  AMCAST INDL CORP
  19.  AMCOL INTL CORP
  20.  AMER BANKERS INS
  21.  AMER FREIGHTWAYS
  22.  AMER MED RESPONS
  23.  AMER MGMT SYS
  24.  AMRESCO INC
  25.  AMTECH CORP
  26.  ANGELICA CORP
  27.  ANIXTER INTL INC
  28.  APOGEE ENTERPR
  29.  APPLEBEES INTL
  30.  APTARGROUP INC
  31.  AQUARION CO
  32.  ARBOR DRUGS INC
  33.  ARCTIC CAT INC
  34.  ARKANSAS BEST
  35.  ASHWORTH INC
  36.  ASPECT TELECOMM
  37.  ASTEC INDUSTRIES
  38.  ASTORIA FINL
  39.  ATMOS ENERGY
  40.  AU BON PAIN-A
  41.  AUSPEX SYSTEMS
  42.  AUTHENTIC FITNES
  43.  AZTAR CORP
  44.  BAKER (J.) INC
  45.  BALDOR ELECTRIC
  46.  BALLARD MEDICAL
  47.  BANCTEC INC
  48.  BANGOR HYDRO-ELE
  49.  BANYAN SYSTEMS
  50.  BARRETT RES CORP
  51.  BASSETT FURN
  52.  BBN CORP
  53.  BE AEROSPACE
  54.  BELL INDS INC
  55.  BELL SPORTS CORP
  56.  BENCHMARK ELECTR
  57.  BENTON OIL & GAS
  58.  BERTUCCI'S INC
  59.  BIRMINGHAM STEEL
  60.  BISYS GROUP INC
  61.  BMC INDS INC
  62.  BMC WEST CORP
  63.  BOMBAY CO
  64.  BOOKS-A-MILLION
  65.  BOOLE & BABBAGE
  66.  BOWNE & CO INC
  67.  BOX ENERGY-B
  68.  BREED TECH
  69.  BROADBAND TECH
  70.  BRODERBUND SOFT
  71.  BROWN GROUP INC
  72.  BUTLER MFG CO
  73.  BW/IP INC
  74.  C-COR ELECTRONIC
  75.  CABOT OIL & GAS
  76.  CAL FED BANCORP
  77.  CALGENE INC
  78.  CALIF MICROWAVE
  79.  CAMBREX CORP
  80.  CAMCO INTL INC
  81.  CAP RE CORP
  82.  CARAUSTAR INDS
  83.  CARMIKE CINEMAS
  84.  CARSON PIRIE SCO
  85.  CASCADE NATURAL
  86.  CASEY'S GENERAL
  87.  CASH AMER INTL
  88.  CASINO MAGIC
  89.  CASTLE (AM)
  90.  CATALINA MKTG
  91.  CATO CORP -CL A
  92.  CCB FIN CORP
  93.  CDI CORP
  94.  CELLPRO INC
  95.  CENTIGRAM COMM
  96.  CENTRAL HUDSON
  97.  CENTRAL VT PUB
  98.  CENTURA BANKS
  99.  CEPHALON INC
 100.  CERNER CORP
 101.  CHAMPION ENTER
 102.  CHARTER ONE FIN
 103.  CHEESECAKE FACTR
 104.  CHEMED CORP
 105.  CHEMFIRST INC-WI
 106.  CHIPS & TECH INC
 107.  CHIQUITA BRANDS
 108.  CILICORP INC
 109.  CINEPLEX ODEON
 110.  CIRCON CORP
 111.  CKE RESTAURANTS
 112.  CLARCOR INC
 113.  CMAC INVESTMENT
 114.  COAST SVGS FINL
 115.  COCA-COLA BOTTLI
 116.  COEUR D'ALENE MN
 117.  COGNEX CORP

 118.  COHERENT INC
 119.  COLLAGEN CORP
 120.  COLLECTIVE BNCRP
 121.  COMAIR HLDGS INC
 122.  COMMERCIAL FED
 123.  COMMERCIAL METAL
 124.  COMMNET CELLULAR
 125.  COMMONW ALUMINUM
 126.  COMMONW EGY SYS
 127.  COMPDENT CORP
 128.  COMPRESSION LABS
 129.  COMPUSA INC
 130.  COMVERSE TECH
 131.  CONE MILLS CORP
 132.  CONN ENERGY CO
 133.  CONSUMERS WATER
 134.  CONTL HOMES HLDG
 135.  CONTROL DATA SYS
 136.  COR THERAPEUTICS
 137.  CORE INDS INC
 138.  CORRECTIONS CORP
 139.  COVENTRY CORP
 140.  CROSS TIMBER OIL
 141.  CULLEN/FROST
 142.  CUSTOM CHROME
 143.  CYGNUS INC
 144.  CYRIX CORP
 145.  CYRK INTL INC
 146.  DALLAS SEMICOND
 147.  DAMARK INTL -A
 148.  DAMES & MOORE
 149.  DANIEL INDS
 150.  DEKALB GENE -B
 151.  DELTA WOODSIDE
 152.  DEPOSIT GUARANTY
 153.  DESIGNS INC
 154.  DEVON ENERGY CO
 155.  DEVRY INC
 156.  DIGI INTL INC
 157.  DIGITAL MICRO
 158.  DIMON INC
 159.  DIONEX CORP
 160.  DISCOUNT AUTO
 161.  DIXIE YARNS INC
 162.  DOWNEY FINL CORP
 163.  DRAVO CORP
 164.  DRESS BARN INC
 165.  DYNATECH CORP
 166.  EAGLE HARDWARE
 167.  EARTHGRAINS
 168.  EASTERN UTIL
 169.  EATON VANCE CORP
 170.  ENERGEN CORP
 171.  ENHANCE FIN SVCS
 172.  ENVOY CORP
 173.  ENZO BIOCHEM INC
 174.  ETHAN ALLEN
 175.  EXPEDITORS INTL
 176.  EXPRESS SCRIPTS
 177.  FABRI-CENTERS-A
 178.  FAIR ISAAC & CO
 179.  FEDDERS CORP
 180.  FIBREBOARD CORP
 181.  FID NATL FINL
 182.  FIELDCREST CANN
 183.  FIGGIE INTL -A
 184.  FILENE'S BASEMNT
 185.  FILENET CORP
 186.  FIRST AMER FIN
 187.  FIRST COML CORP
 188.  FIRST FIN COR/WI
 189.  FIRST MICH BANK
 190.  FIRSTBANK PUERTO
 191.  FIRSTMERIT CORP
 192.  FISHER SCI INTL
 193.  FLOW INTL CORP
 194.  FLUKE CORP
 195.  FOODMAKER INC
 196.  FRANKLIN QUEST
 197.  FREMONT GENERAL
 198.  FRITZ COS
 199.  FRONTIER INS GRP
 200.  FROZEN FOOD EXPR
 201.  G & K SERVICES-A
 202.  GALEY & LORD
 203.  GALLAGHER (ART)
 204.  GALOOB TOYS INC
 205.  GC COMPANIES
 206.  GENESIS HEALTH
 207.  GENTEX CORP
 208.  GEON COMPANY
 209.  GEOTEK COMM INC
 210.  GERBER SCI INC
 211.  GETCHELL GOLD
 212.  GLAMIS GOLD LTD
 213.  GLOBAL INDS TECH
 214.  GOODMARK FOODS
 215.  GOTTSCHALKS INC
 216.  GRANCARE INC
 217.  GRAND CASINOS
 218.  GREEN MTN POWER
 219.  GREENFIELD INDS
 220.  GRIFFON CORP
 221.  GUILFORD MILLS
 222.  HAGGAR CORP
 223.  HANDY & HARMAN
 224.  HARMON INDS INC
 225.  HARTMARX CORP
 226.  HAUSER INC
 227.  HEARTLAND EXPRES
 228.  HECHINGER CO - A
 229.  HECLA MINING CO
 230.  HENRY (JACK)
 231.  HILB ROGAL & HAM
 232.  HOLLYWOOD PARK
 233.  HS RESOURCES
 234.  HUFFY CORP
 235.  HUGHES SUPPLY
 236.  HYPERION SOFTWAR
 237.  IDEXX LABS
 238.  IHOP CORP
 239.  IMCO RECYCLING
 240.  IMMULOGIC PHARM
 241.  IMMUNE RESPONSE
 242.  IMO INDUSTRIES

 243.  INPUT/OUTPUT INC
 244.  INSITUFORM TECH
 245.  INSTEEL INDS
 246.  INSURANCE AUTO
 247.  INTEGON CORP
 248.  INTEGRAT CIRCUIT
 249.  INTEGRAT HEALTH
 250.  INTER-RGNL FINL
 251.  INTERFACE INC
 252.  INTERIM SERVICES
 253.  INTERMAG GENERAL
 254.  INTERMET CORP
 255.  INTERSTATE BAKER
 256.  INTERSTATE POWER
 257.  INTERVOICE INC
 258.  INTL FAMILY-B
 259.  INTL RECTIFIER
 260.  INVACARE CORP
 261.  IONICS INC
 262.  ITRON INC
 263.  J & J SNACK FOOD
 264.  JAN BELL MKTG
 265.  JOHNSTON INDS
 266.  JSB FINL
 267.  JUNO LIGHTING
 268.  JUSTIN INDS
 269.  K-SWISS INC-A
 270.  K2 INC
 271.  KAMAN CORP -A
 272.  KCS ENERGY INC
 273.  KEANE INC
 274.  KELLWOOD CO
 275.  KEMET CORP
 276.  KENT ELECTRONICS
 277.  KEYSTONE FIN
 278.  KINDER-CARE LEAR
 279.  KIRBY CORP
 280.  KN ENERGY INC
 281.  KOMAG INC
 282.  KRONOS INC
 283.  KUHLMAN CORP
 284.  KYSOR INDL CORP
 285.  LA-Z-BOY INC
 286.  LANDSTAR SYSTEM
 287.  LATTICE SEMICOND
 288.  LECHTERS INC
 289.  LEGG MASON INC
 290.  LEVITZ FURNITURE
 291.  LIBERTY BANCP/OK
 292.  LIFE RE CORP
 293.  LILLIAN VERNON
 294.  LILLY INDS -A
 295.  LINCARE HOLDINGS
 296.  LINDSAY MFG CO
 297.  LIPOSOME COMPANY
 298.  LIVING CENTERS
 299.  LOGICON INC
 300.  LONE STAR INDS
 301.  LSB INDS INC
 302.  LUBY'S CAFETERIA
 303.  LYDALL INC
 304.  MAGELLAN HEALTH
 305.  MAGNA GROUP INC
 306.  MAIL BOXES ETC
 307.  MANITOWOC CO
 308.  MARCUS CORP
 309.  MARINER HEALTH
 310.  MARK TWAIN BCSHS
 311.  MARSHALL INDS
 312.  MATERIAL SCIENCE
 313.  MCWHORTER TECH
 314.  MDC HOLDINGS INC
 315.  MEDIMMUNE INC
 316.  MEDUSA CORP
 317.  MENTOR COR/MINN
 318.  MERISEL INC
 319.  MERRILL CORP
 320.  MESA AIR GROUP
 321.  MESA INC
 322.  METHODE ELEC -A
 323.  MICHAELS STORES
 324.  MICROAGE INC
 325.  MICROCHIP TECH
 326.  MICROCOM INC
 327.  MISSISSIPPI CHEM
 328.  MOHAWK INDS
 329.  MOLECULAR BIOSYS
 330.  MORRISON KNUDSEN
 331.  MOSINEE PAPER CO
 332.  MS CARRIERS
 333.  MUELLER INDS
 334.  MUTUAL RISK MGMT
 335.  MYCOGEN CORP
 336.  MYERS INDS INC
 337.  NASH FINCH CO
 338.  NASHUA CORP
 339.  NATL AUTO CREDIT
 340.  NATL COMP SYS
 341.  NATL DATA CORP
 342.  NATURE'S SUNSHINE
 343.  NAUTICA ENTERPRI
 344.  NBTY INC
 345.  NETWORK EQUIP TE
 346.  NETWORK GENERAL
 347.  NEW ENG BUSINESS
 348.  NEW JERSEY RES
 349.  NEWFIELD EXPLOR
 350.  NFO RESEARCH
 351.  NOBLE DRILLING
 352.  NORAND CORP
 353.  NORRELL CORP
 354.  NORTH AMER VACCI
 355.  NORTH AMER MTG
 356.  NORTHWEST NAT GS
 357.  NORTHWESTERN STL
 358.  NOVELLUS SYS
 359.  NOVEN PHARM INC
 360.  NTN COMM
 361.  O'REILLY AUTOMOT
 362.  O'SULLIVAN CORP
 363.  OAK INDS INC
 364.  OAKWOOD HOMES
 365.  OCEANEERING INTL
 366.  OFFSHORE LOGIST
 367.  OHM CORP
 368.  OM GROUP INC

 369.  OMEGA ENVIR INC
 370.  OMNICARE INC
 371.  ONBANCORP INC
 372.  ORANGE & ROCK UTIL
 373.  ORBITAL SCIENCES
 374.  ORION CAPITAL
 375.  OSHKOSH B'GOSH A
 376.  OUTBOARD MARINE
 377.  OWENS & MINOR
 378.  OXFORD INDS INC
 379.  PAC SCIENTIFIC
 380.  PARAGON TRADE
 381.  PARK ELECTROCHEM
 382.  PATTERSON DENTAL
 383.  PAXAR CORP
 384.  PAYLESS CASHWAYS
 385.  PENN ENTERPRISES
 386.  PENWEST LTD
 387.  PERSEPTIVE BIOSY
 388.  PHARM MARKETING
 389.  PHARMACEUT RES
 390.  PHILA SUB CORP
 391.  PHILLIPS-VAN HEU
 392.  PHOTRONICS INC
 393.  PHYCOR INC
 394.  PICTURETEL CORP
 395.  PIEDMONT NAT GAS
 396.  PIER 1 IMPORTS
 397.  PILLOWTEX CORP
 398.  PIONEER GRP INC
 399.  PIONEER STANDARD
 400.  PIPER JAFFRAY
 401.  PITTSTON BURLING
 402.  PLAINS RESOURCES
 403.  PLATINUM SOFTWAR
 404.  PLATINUM TECH
 405.  PLAYERS INTL INC
 406.  PLENUM PUBL CORP
 407.  PLEXUS CORP
 408.  PLY-GEM INDS
 409.  POGO PRODUCING
 410.  POOL ENERGY SVCS
 411.  POPE & TALBOT
 412.  PREMARK INTL INC
 413.  PRIDE PETE SERV
 414.  PRIMARK CORP
 415.  PRIME HOSPITALIT
 416.  PRODUCTION OPERA
 417.  PROFFITTS INC
 418.  PROGRESS SOFTWAR
 419.  PROTECTIVE LIFE
 420.  PROTEIN DESIGN
 421.  PROVIDENT BNCRP
 422.  PUB SERV NC
 423.  QUAKER CHEMICAL
 424.  QUANEX CORP
 425.  QUICK & REILLY
 426.  RAILTEX INC
 427.  RAYMOND JAMES
 428.  RCSB FINANCIAL
 429.  READ-RITE CORP
 430.  REGAL BELOIT
 431.  REGAL CINEMAS
 432.  REGENERON PHARM
 433.  REGIS CORP
 434.  REPUBLIC GROUP
 435.  RESOUND CORP
 436.  RESPIRONICS INC
 437.  REXEL INC
 438.  RICHFOOD HLDGS
 439.  RIGGS NATL CORP
 440.  RIVAL CO (THE)
 441.  ROADMASTER INDS
 442.  ROBERTS PHARMAC
 443.  ROLLINS ENVRN
 444.  ROLLINS TRUCK
 445.  ROOSEVELT FIN GP
 446.  ROPER INDS
 447.  ROSS STORES INC
 448.  ROYAL APPLIANCE
 449.  RUBY TUESDAY INC
 450.  RUSS BERRIE & CO
 451.  RYAN'S FAMILY ST
 452.  RYKOFF-SEXTON
 453.  RYLAND GROUP INC
 454.  S3 INCORPORATED
 455.  SAFESKIN CORP
 456.  SANMINA CORP
 457.  SCI SYSTEMS INC
 458.  SCICLONE PHARM
 459.  SCOTTS COMPANY
 460.  SEI INVESTMENTS
 461.  SEITEL INC
 462.  SELECT INS GRP
 463.  SEQUUS PHARM INC
 464.  SHONEY'S INC
 465.  SHOPKO STORES
 466.  SHOREWOOD PACKAG
 467.  SHOWBIZ PIZZA
 468.  SHOWBOAT INC
 469.  SIERRA HEALTH SE
 470.  SIERRA PAC RES
 471.  SIMPSON INDS
 472.  SKYLINE CORP
 473.  SKYWEST INC
 474.  SMITH (A.0.) CORP
 475.  SMITHFIELD FOODS
 476.  SMITHS FOOD & DRUG
 477.  SNYDER OIL
 478.  SOLA INTL INC
 479.  SONIC CORP
 480.  SOUTHERN CAL WTR
 481.  SOUTHERN ENERGY
 482.  SOUTHWEST GAS CP
 483.  SOUTHWESTRN ENGY
 484.  SOVEREIGN BANCOR
 485.  SPACELABS MED
 486.  SPARTAN MOTORS
 487.  SPORTS & RECREAT
 488.  SPORTS AUTHORITY
 489.  SPS TECHNOLOGIES
 490.  SPX CORP
 491.  ST JOHN KNITS

 492.  ST MARY LAND & EXP
 493.  ST PAUL BANCORP
 494.  STANDARD MICROSY
 495.  STANDARD MOTOR
 496.  STANDARD PRODS
 497.  STANDARD PACIFIC
 498.  STANDEX INTL CO
 499.  STEEL TECH INC
 500.  STEIN MART INC
 501.  STERIS CORP
 502.  STERLING SOFTWARE
 503.  STILLWATER MNG
 504.  STONE & WEBSTER
 505.  STURM RUGER & CO
 506.  SUMMIT TECH INC
 507.  SUNGARD DATA SYS
 508.  SUNRISE MEDICAL
 509.  SUNSHINE MNG&REF
 510.  SWISS ARMY BRAND
 511.  SYBRON INTL CORP
 512.  SYMMETRICOM INC
 513.  SYNCOR INTL CORP
 514.  SYSTEM SOFTWARE
 515.  TACO CABANA-A
 516.  TBC CORP
 517.  TCBY ENTERPRISES
 518.  TCF FINL CORP
 519.  TCSI CORPORATION
 520.  TECH DATA CORP
 521.  TECNOL MEDICAL
 522.  TELXON CORP
 523.  TENCOR INSTRUMNT
 524.  TETRA TECHNOLOGI
 525.  TEXAS INDUSTRIES
 526.  THERATECH INC
 527.  THOMAS INDS
 528.  THOMAS NELSON
 529.  THOR INDUSTRIES
 530.  THREE-FIVE SYS
 531.  TIMBERLAND CO -A
 532.  TITAN WHEEL INTL
 533.  TJ INTL INC
 534.  TNP ENTERPRISES
 535.  TOLL BORS INC
 536.  TORO CO
 537.  TREDEGAR INDS
 538.  TRENWICK GROUP
 539.  TRIARC COS
 540.  TRIMBLE NAVIG
 541.  TRUE NORTH COMM
 542.  TSENG LABS INC
 543.  TUBOSCOPE VETCO
 544.  TULTEX CORP
 545.  TYCO TOYS INC
 546.  UNC INC
 547.  UNION PLANTERS
 548.  UNITED CITIES GA
 549.  UNITED ILLUMIN
 550.  UNITED MERIDIAN
 551.  UNIVERSAL FOREST
 552.  UNIVERSAL HLTH-B
 553.  US BIOSCIENCE
 554.  US FILTER CORP
 555.  US HOME CORP
 556.  US TRUST CORP
 557.  USA DETERGENTS
 558.  USFREGIHTWAYS CP
 559.  VALASSIS COMM
 560.  VALENCE TECH
 561.  VALMONT INDS
 562.  VENTURE STORES
 563.  VERTEX PHARM
 564.  VICOR CORP
 565.  VIEWLOGIC SYSTEM
 566.  VINTAGE PETRO
 567.  VISX INC
 568.  VITAL SIGNS
 569.  VITESSE SEMICOND
 570.  VIVRA INC
 571.  VLSI TECHNOLOGY
 572.  WABASH NATIONAL
 573.  WALBRO CORP
 574.  WALL DATA INC
 575.  WASH ENERGY
 576.  WASH NATL CORP
 577.  WATKINS-JOHNSON
 578.  WD-40 CO
 579.  WERNER ENT
 580.  WHITNEY HLDG
 581.  WHITTAKER CORP
 582.  WHOLE FOODS MKT
 583.  WHX CORP
 584.  WICOR INC
 585.  WILLIAMS-SONOMA
 586.  WINNEBAGO INDS
 587.  WISER OIL CO
 588.  WMS INDS INC
 589.  WOLVERINE TUBE
 590.  WOLVERINE WORLD
 591.  WYLE ELECTRONICS
 592.  WYNN'S INTL INC
 593.  X-RITE INC
 594.  XTRCOM INC
 595.  YELLOW CORP
 596.  ZEBRA TECH CORP
 597.  ZENITH NATL INS
 598.  ZERO CORP
 599.  ZILOG INC
 600.  ZIONS BANCORP
 601.  ZOLL MEDICAL

                                                                       EXHIBIT B


                      STOCK HOLDINGS:  S&P UTILITIES INDEX



    1.   AMER ELEC PWR
    2.   BALTIMORE G & E
    3.   CAROLINA P & L
    4.   CENTRAL & SO WST
    5.   CINERGY CORP
    6.   COASTAL CORP
    7.   COLUMBIA GAS SYS
    8.   CONS EDISON
    9.   CONS NATURAL GAS
   10.   DOMINION RES/VA
   11.   DTE ENERGY CO
   12.   DUKE POWER CO
   13.   EASTERN ENTERPR
   14.   EDISON INTL
   15.   ENRON CORP
   16.   ENSERCH CORP
   17.   ENTERGY CORP
   18.   FPL GROUP INC
   19.   GPU INC
   20.   HOUSTON INDS INC
   21.   NIAGARA MOHAWK
   22.   NICOR INC
   23.   NORAM ENERGY
   24.   NORTHERN ST POWR
   25.   OHIO EDISON CO
   26.   ONEOK INC
   27.   PAC ENTERPRISES
   28.   PACIFICORP
   29.   PANENERGY CORP
   30.   PECO ENERGY CO
   31.   PEOPLES ENERGY
   32.   PG&E CORP
   33.   PP&L RESOURCES
   34.   PUB SERV ENTERP
   35.   SONAT INC
   36.   SOUTHERN CO
   37.   TEXAS UTIL
   38.   UNICOM CORP
   39.   UNION ELEC CO
   40.   WILLIAMS COS INC

                                GALAXY FUND II
                            SMALL COMPANY INDEX FUND

          THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF GALAXY FUND II ("TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AT THE OFFICES OF THE TRUST'S TRANSFER AGENT, FIRST DATA INVESTOR SERVICES GROUP, INC., 4400 COMPUTER DRIVE, WESTBOROUGH, MASSACHUSETTS 01581-5108 ON MAY 9, 1997 AT 11:00 A.M. EASTERN TIME.

          THE UNDERSIGNED HEREBY APPOINTS JYLANNE DUNNE AND JOHN J. BURKE, III, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED MEETING, AND AT ANY ADJOURNMENT THEREOF, ALL SHARES OF THE SMALL COMPANY INDEX FUND (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON FEBRUARY 28, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTER AND, IN THEIR DISCRETION, UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING.

          EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON, AND IN THE ABSENCE OF SPECIFICATION WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" PROPOSAL 1.

PLEASE VOTE BY FILLING IN THE BOXES BELOW.

--------------------------------------------------------------------------------
                           SMALL COMPANY INDEX FUND


VOTE ON PROPOSAL
FOR AGAINST  ABSTAIN
[ ]   [ ]      [ ]                    1.   PROPOSAL TO APPROVE A CHANGE IN THE
                                           INVESTMENT OBJECTIVE OF THE SMALL
                                           COMPANY INDEX FUND.


                                      2.   IN THEIR DISCRETION, THE PROXIES ARE
                                           AUTHORIZED TO TRANSACT SUCH OTHER
                                           BUSINESS AS MAY PROPERLY COME BEFORE
                                           THE SPECIAL MEETING OR ANY
                                           ADJOURNMENT THEREOF.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



     ------------------------               ---------------------------------
          SIGNATURE      DATE               SIGNATURE (JOINT OWNERS)   (DATE)

                                GALAXY FUND II
                               UTILITY INDEX FUND


          THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF GALAXY FUND II ("TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AT THE OFFICES OF THE TRUST'S TRANSFER AGENT, FIRST DATA INVESTOR SERVICES GROUP, INC., 4400 COMPUTER DRIVE, WESTBOROUGH, MASSACHUSETTS 01581-5108 ON MAY 9, 1997 AT 11:00 A.M. EASTERN TIME.

          THE UNDERSIGNED HEREBY APPOINTS JYLANNE DUNN AND JOHN J. BURKE, III, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED MEETING, AND AT ANY ADJOURNMENT THEREOF, ALL SHARES OF THE UTILITY INDEX FUND (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON FEBRUARY 28, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTER AND, IN THEIR DISCRETION, UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING.

          EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON, AND IN THE ABSENCE OF SPECIFICATION WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" PROPOSAL 1.


PLEASE VOTE BY FILLING IN THE BOXES BELOW.

--------------------------------------------------------------------------------
                               UTILITY INDEX FUND


VOTE ON PROPOSAL
FOR AGAINST  ABSTAIN
[ ]   [ ]      [ ]                      1.     PROPOSAL TO APPROVE A CHANGE
                                               IN THE INVESTMENT OBJECTIVE OF
                                               THE UTILITY INDEX FUND.

                                        2.     IN THEIR DISCRETION, THE PROXIES
                                               ARE AUTHORIZED TO TRANSACT
                                               SUCH OTHER BUSINESS AS MAY
                                               PROPERLY COME BEFORE THE
                                               SPECIAL MEETING OR ANY
                                               ADJOURNMENT THEREOF.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


     ------------------------               ---------------------------------
          SIGNATURE      DATE               SIGNATURE (JOINT OWNERS)   (DATE)